SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                     May 1, 2014

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130
(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Mt. Pleasant St., N.W., North Canton, Ohio 44720-5450

(Address of Principal Executive Offices)                     (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2014, certain subsidiaries of The Timken Company (the “Company”) entered into Amendment No. 1 to Amended and Restated Receivables Purchase Agreement (the “RPA”) with The Bank of Tokyo-Mitsubishi UFJ. Ltd., New York Branch (“BTMU”), as Managing Agent, BTMU, as Agent and Financial Institution, and Victory Receivables Corporation, as a Conduit, to reduce the availability under the RPA from $200 million to $100 million. Under the terms of the RPA and certain related receivables sale agreements, as amended (collectively, the “Asset Securitization Facility”), The Timken Corporation and MPB Corporation, wholly owned subsidiaries of the Company, sell, on an ongoing basis, certain trade receivables to Timken Receivables Corporation, another wholly owned subsidiary, that in turn sells undivided interests, and grants security interests, in the trade receivables to a vehicle that issues commercial paper in the short-term commercial paper market and to other financial institutions. Availability under the RPA is limited by certain calculations relating principally to the outstanding balance of eligible receivables. The Asset Securitization Facility matures on November 30, 2015.

As of May 1, 2014, there were no amounts outstanding under the Asset Securitization Facility. Any amounts outstanding under this facility would be reported on the Company’s consolidated balance sheet under short-term debt.

A copy of Amendment No. 1 to the RPA is filed as Exhibit 10.1 hereto. A copy of the RPA is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 30, 2012, and is incorporated herein by reference. A copy of Amendment No. 2 to Second Amended and Restated Receivables Sale Agreement is filed as Exhibit 10.2 hereto. A copy of the related receivables sale agreements are filed as Exhibits 10.2 and 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 11, 2010, and are incorporated herein by reference. Copies of amendments no. 1 to the related receivables sale agreements are filed as Exhibits 10.2 and 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 30, 2012, and is incorporated herein by reference. The foregoing description of the Asset Securitization Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the RPA and the related receivables sale agreements, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1	Amendment No. 1 to Amended and Restated Receivables Purchase Agreement dated as of May 1, 2014 among: Timken Receivables Corporation, The Timken Corporation, the Purchasers from time to time parties thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch.

10.2	Amendment No. 2 to Second Amended and Restated Receivables Sale Agreement dated as of May 1, 2014 between The Timken Corporation and Timken Receivables Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart
William R. Burkhart Senior Vice President and General Counsel

Date: May 1, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Receivables Purchase Agreement dated as of May 1, 2014 among: Timken Receivables Corporation, The Timken Corporation, the Purchasers from time to time parties thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch.

10.2	Amendment No. 2 to Second Amended and Restated Receivables Sale Agreement dated as of May 1, 2014 between The Timken Corporation and Timken Receivables Corporation.